Exhibit 10.1

FIRST AMENDMENT, dated as of May 20, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of January 27, 2012 (as amended and restated as of February 8, 2013 and further amended through the date hereof, the “Existing Credit Agreement”), among J. C. PENNEY COMPANY, INC., J. C. PENNEY CORPORATION, INC., J. C. PENNEY PURCHASING CORPORATION, the financial institutions named therein as lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Agent.

WHEREAS, the Loan Parties have requested that the Required Lenders amend the Existing Credit Agreement in order to (x) increase the amount of Permitted First-Lien Indebtedness and Permitted Second-Lien Indebtedness permitted to be incurred and (y) make certain other changes, each as set forth herein.

WHEREAS, the Required Lenders are willing to so amend the Existing Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Amended Credit Agreement (as defined below). The provisions of Section 1.03 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis and mutandis.

SECTION 2. Amendments. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the Existing Credit
Agreement as so amended being referred to as the “Amended Credit Agreement”):

(a)           the definition of “Permitted First-Lien Indebtedness” in Section 1.01 of the Existing Credit Agreement is amended by inserting the phrase “(or, subject to clause (ii) of the second sentence of this definition, any Guarantee by a Loan Party thereof)” immediately after the word “Subsidiary” in the second line thereof;

(b)           the definition of “Permitted Second-Lien Indebtedness” in Section 1.01 of the Existing Credit Agreement is amended by inserting the phrase “or a Subsidiary (or, subject to clause (ii) of the second sentence of this definition, any Guarantee by a Loan Party thereof)” immediately after the phrase “Parent Borrower” in the second line thereof; and

(c)           Section 6.01(i) of the Existing Credit Agreement is amended by replacing “$1,750,000,000” with “$2,250,000,000”.

SECTION 3. Representations and Warranties. Each of Holdings, the Parent Borrower and Purchasing hereby represents and warrants to the Administrative Agent and to each of the Lenders as of the Amendment Effective Date that:

(a)           This Amendment has been duly authorized by each of Holdings, the Parent Borrower and Purchasing and has been duly executed and delivered by each of Holdings, the Parent Borrower and Purchasing and constitutes a legal, valid and binding obligation of Holdings, the Parent Borrower and Purchasing, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           Each of the representations and warranties of the Loan Parties set forth in the Amended Credit Agreement and the other Loan Documents is true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date.

(c)           At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a)           the Administrative Agent shall have executed a counterpart of this Amendment and the Administrative Agent (or its counsel) shall have received from the Required Lenders, Holdings, the Parent Borrower, and Purchasing either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; and

(b)           the Administrative Agent shall have received from the Parent Borrower a consent fee, for the account of each Lender that shall have delivered a counterpart of this Amendment signed on behalf of such party (or that shall have provided to the Administrative Agent written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment) prior to 4:00 p.m., New York time, on May 20, 2013 (each such Lender, an “Initial Consenting Lender”), in an amount equal to the product of (x) 0.10% multiplied by (y) the Commitment held by such Initial Consenting Lender as of the Amendment Effective Date.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Covenant.  If the Amendment Effective Date occurs, the Parent Borrower shall pay to the Administrative Agent, for the account of each Lender (other than any Initial Consenting Lender) that shall deliver a counterpart of this Amendment signed on behalf of such party (or that shall provide to the Administrative Agent written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed
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signature page of this Amendment) that such party has signed a counterpart of this Amendment prior to 5:00 p.m., New York time, on May 24, 2013 (the “Consent Cutoff Date”), a consent fee (a “Post-Effective Date Consent Fee”) in an amount equal to the product of (x) 0.10% multiplied by (y) the Commitment held by such Lender (other than any Initial Consenting Lender) as of the Consent Cutoff Date.  The Post-Effective Date Consent Fees shall be due and payable on May 28, 2013.  The Parent Borrower acknowledges and agrees that the failure to make payments in respect of Post-Effective Date Consent Fees shall constitute an Event of Default under the Amended Credit Agreement as if fully set forth therein if such failure shall continue unremedied for 5 days.

SECTION 6. Effect of Agreement; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Loan Party, the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the Amendment Effective Date, any reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement.

(b)           Neither this Amendment nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Security Document, any other security therefor or any Guarantee thereof. Nothing contained herein shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Security Documents, which shall remain in full force and effect, except as modified hereby.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

J.C. PENNEY COMPANY, INC.,

By: /s/ Kenneth Hannah
Name: Kenneth Hannah
Title: Executive Vice President and Chief Financial Officer

J.C. PENNEY CORPORATION, INC.,

By: /s/ Kenneth Hannah
Name: Kenneth Hannah
Title: Executive Vice President and Chief Financial Officer

J.C. PENNEY PURCHASING CORPORATION,

By: /s/ Windon Chau
Name: Windon Chau
Title: VP, Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:   /s/ Barry K. Bergman
Name: Barry K. Bergman
Title: Managing Director

[Signature Page to First Amendment]

Wells Fargo Bank, National Association
as Lender

By:           /s/ Danielle Baldinelli
Name:         Danielle Baldinelli
Title:           Director

By:           /s/ Danielle Baldinelli
Name:         Danielle Baldinelli
Title:           Director

[Signature Page to First Amendment]

Bank of America, N.A.,
as Lender

By:           /s/ Christine Hutchinson
Name:         Christine Hutchinson
Title:           Director

[Signature Page to First Amendment]

Barclays Bank PLC,
as Lender

By:           /s/ Ronnie Glenn
Name:         Ronnie Glenn
Title:           Vice President

[Signature Page to First Amendment]

UBS LOAN FINANCE LLC,
as Lender

By:           /s/ Lana Gifas
Name:         Lana Gifas
Title:           Director

By:           /s/ Joselin Fernandes
Name:         Joselin Fernandes
Title:           Associate Director

[Signature Page to First Amendment]

THE ROYAL BANK OF SCOTLAND PLC,
as Lender

By:           /s/ Tracy Rahn
Name:         Tracy Rahn
Title:           Director

[Signature Page to First Amendment]

U.S. Bank National Association,
as Lender

By:           /s/ Christopher Fudge
Name:        Christopher Fudge
Title:           Vice President

[Signature Page to First Amendment]

Goldman Sachs Bank USA,
as Lender

By:           /s/ Michelle Latzoni
Name:         Michelle Latzoni
Title:           Authorized Signatory

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:           /s/ Chad Greene
Name:         Chad Greene
Title:           Officer

[Signature Page to First Amendment]

Regions Bank,
as Lender

By:           /s/ Connie Ruan
Name:         Connie Ruan
Title:           Attorney-in-Fact

[Signature Page to First Amendment]

Siemens Financial Services, Inc.
as Lender

By:           /s/ Sharen Prusakowski
Name:         Sharen Prusakowski
Title:           V.P.

By:           /s/ Jeff Berger
Name:         Jeff Berger
Title:           V.P, Head of Bus. Admin.

[Signature Page to First Amendment]

Standard Chartered Bank,
as Lender

By:           /s/ Johanna Minaya
Name:         Johanna Minaya
Title:           Associate Director

By:           /s/ Robert Reddington
Name:         Robert Reddington
Title:           Credit Documentation Manager

[Signature Page to First Amendment]

State Street Bank and Trust Company,
as Lender

By:           /s/ Kimberly R. Costa
Name:         Kimberly R. Costa
Title:           Vice President

[Signature Page to First Amendment]

THE BANK OF NEW YORK MELLON,
as Lender

By:           /s/ Thomas J. Tarasovich, Jr.
Name:         Thomas J. Tarasovich, Jr.
Title:           Vice President

[Signature Page to First Amendment]

UMB Bank, n.a,
as Lender

By:           /s/ David A. Proffitt
Name:         David A. Proffitt
Title:           Senior Vice President

[Signature Page to First Amendment]

CITY NATIONAL BANK,
as Lender

By:           /s/ Robert Yasuda
Name:         Robert Yasuda
Title:           Vice President

[Signature Page to First Amendment]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:           /s/ Andrew Blickensderfer
Name:         Andrew Blickensderfer
Title:           Assistant Vice President

[Signature Page to First Amendment]

RB International Finance USA LLC,
as Lender

By:           /s/ John A. Valiska
Name:         John A. Valiska
Title:           First Vice President

By:           /s/ Christoph Hoedl
Name:         Christoph Hoedl
Title:           First Vice President

[Signature Page to First Amendment]